UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      November 27, 2006
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.    Other Events.
              ------------

         Item 8.01.   Other Events
                      ------------

      On November 27, 2006, the Board of Directors of Salisbury Bancorp, Inc. (the "Company") declared a $0.26 per share cash dividend to be paid on January 31, 2007 to shareholders of record December 29, 2006.

Section 9.    Financial Statements and Exhibits
              ---------------------------------

         Item 9.01.   Financial Statements and Exhibits
                      ---------------------------------

         (a)   Not Applicable

         (b)   Not Applicable

         (c)   Exhibits
               --------

               Exhibit Index

               99.1  Press Release dated November 28, 2006.
                     -------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: November 28, 2006                    SALISBURY BANCORP, INC.


                                            By       /s/ John F. Foley
                                                ----------------------------
                                                       John F. Foley
                                            Chief Financial Officer & Secretary